                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-56705, File No. 33-33177, File No. 333-12183, File No. 333-38175 and File No. 333-70325.


      /s/

ARTHUR ANDERSEN LLP

Cleveland, Ohio,
March 25, 1999


                                       60